SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                         F O R M  8-K

                        Current Report

                 Pursuant to Section 13 or 15(d) of

                 The Securities Exchange Act of 1934

                 Date of Report (Date of earliest
                        event reported)

                         March 3, 1998


     	BOSTON CAPITAL TAX CREDIT FUND IV L.P.
(Exact name of registrant as specified in its charter)

	     Delaware
(State or other jurisdiction of incorporation)

	     33-70564	                      04-3208648
(Commission File Number)	(IRS Employer Identification No.)

c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts	02108-4406
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (617) 624-8900

	                None
(Former name or former address, if changed since last report)

Item 5.  Other Events

	On March 3, 1998, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 29 thereof (the "Partnership") completed various agreements relating to Edgewood Apartments Partnership, A Louisiana Partnership In Commendam (the "Operating Partnership"), including the Second Amended and Restated Articles of Partnership In Commendam of the Operating Partnership dated as of March 3, 1998 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

	The Operating Partnership owns and is in the process of constructing a seventy-two (72) unit apartment complex located at 11021 Plank Road in Baker, Louisiana, which is known as Edgewood Apartments (the "Apartment Complex"). The Apartment Complex contain twenty-four (24) buildings consisting of twenty-four (24) 1-bedroom units, twenty-four
(24) 2-bedroom units, twelve (12) 3-bedroom units and twelve
(12) 4-bedroom units. Construction of the Apartment Complex is expected to be completed in October 1998 and 100%
Occupancy is expected to be achieved in December 1998.

	The Operating Partnership is currently receiving construction financing in the amount of $2,140,000 (the "Construction Mortgage") from Hibernia National Bank. The Construction Mortgage bears interest at 8.80% per annum and has one year term which matures on January 12, 1999. The Construction Mortgage will convert to permanent first mortgage financing in the amount of $1,470,000
(the "Permanent First Mortgage") upon construction completion. The Permanent First Mortgage bears interest at a starting rate of 8.80% (with adjustments on the fifth and tenth anniversary) payable over a fifteen year term based on a twenty-five year amortization schedule. The Operating Partnership is receiving permanent second mortgage financing in the amount of $400,000 (the "Permanent Second
Mortgage") from the Louisiana Housing Finance Agency. The Permanent Second Mortgage bears interest at the rate of 1% per annum payable over a forty year term.

	It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

	The general partners of the Operating Partnership are
M. Riemer Calhoun, Jr. and Caleb Community Development Corporation, a Louisiana not-for-profit corporation (the "General Partners"). Mr. Calhoun is the Managing General Partner of the Operating Partnership. Mr. Calhoun is also the President of T. F. Management, Inc., which is the Developer of the Apartment Complex, Calhoun Builders, Inc. which is the Builder of the Apartment Complex and Calhoun Property Management, Inc., which will serve as the Management Agent of the Apartment Complex. The Calhoun organization has developed, built and currently manages more than 110 affordable housing complexes totaling more than 4,000 units.

	The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $1,856,961 to the Operating Partnership in three installments as follows:
(1) $1,392,721 (the "First Installment") on the latest of (i) the Admission Date; (ii) Tax Credit Set-
Aside; (iii) Construction Mortgage Closing; or
(iv) Permanent Mortgage Commitment;
(2) $185,696 (the "Second Installment") on the latest of (i) the Completion Date; (ii) Cost
Certification; or (iii) State Designation; and
(3) $278,544 (the "Third Installment") on the latest of (i) the Initial 100% Occupancy Rate;
(ii) receipt by the Partnership of the Operating
Partnership's owner's title insurance policy, as endorsed through Permanent Mortgage Commencement, with such policy and enclosement in form and substance satisfactory to the Special Limited Partner;
(iv) delivery of an Opinion of Counsel to the Operating Partnership concerning the Permanent Mortgages, including the non-recourse nature thereof, satisfactory as to form, content and counsel to the Special Limited Partner; and (v) Breakeven Point.
	The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $2,947,100 of Tax Credits during the 10-year period commencing in 1998 of which 99.99%
($2,946,810) will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership.
The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.
	The Partnership believes that the Apartment Complex is adequately insured.

	Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating
Partnership Agreement:

                              Normal         Capital          Cash
                            Operations     Transactions       Flow
Managing General
Partner                       .005%           49%               49%

General Partner               .005%            1%                1%

Partnership                 99.99%            49.999%           50%

Special
Limited Partner                 0%              .001%            0%

	The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

	Boston Capital Communications Limited Partnership ("BCAMLP") or an affiliate thereof will receive an Asset Management Fee commencing in 1999 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership in the annual amount of $7,200. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Section 10.3(a) of the Operating Partnership Agreement; provided, however, that if in any fiscal year commencing with 1999, Cash Flow is insufficient to pay the full amount of the Asset Management Fee and the shortfall is not paid from funds advanced pursuant to Section 6.11 of the Operating Partnership Agreement, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow or from the proceeds of a Capital Transaction as provided in
Article X of the Operating Partnership Agreement.

	The Operating Partnership shall pay to the General Partners a fee (the "Partnership Management Fee") commencing in 1999 for their services in connection with the administration of the day to day business of the Operating Partnership in an annual amount equal to $7,200 per annum. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner and priority set forth in Section 10.3(a) of the Operating Partnership Agreement to the extent Cash Flow is available therefor for such year; provided, however, that if in any fiscal year commencing with 1999, Cash Flow is insufficient to pay the full amount of the Partnership Management Fee, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow or from the proceeds of a Capital Transaction as provided in Article X of the Operating Partnership Agreement.

	In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex and as consideration for the assignment described in Section 6.14 of the Operating Partnership Agreement, the Operating Partnership will pay the General Partners (or their designee) a Construction and Development Fee in the principal amount of $435,000 (of which $87,000 shall be paid to the General Partner and $348,000 to the Managing General Partner). The Construction and Development Fee shall be payable $168,397 at the time of the Second Installment and $266,603 at the time of the Third Installment.

	In consideration of its services in connection with any sale of the Apartment Complex, the General Partner (or it designee) shall be entitled to a Sales Disposition Fee in the amount of 3% of the sales price of the Apartment
Complex. As a reimbursement for costs incurred in connection with the development of the Apartment complex, the Operating Partnership shall pay to the Managing General Partner (or his designee) a Developer's Overhead
Reimbursement in the amount of $11,941, which amount shall be earned as to each building in the Apartment Complex as of the date such building is completed. The Developer's
Overhead Reimbursement shall be payable in the amount of $11,941 at the time of the payment of the Third Installment.

	Calhoun Builders, Inc., as the Builder of the Apartment
Complex will receive a total compensation of $2,721,391.
Calhoun Property Management, Inc., as the Management Agent of the Apartment Complex, will receive a Management Fee equal to 5% of gross rental receipts.

Item 7.  Exhibits.

(c)      Exhibits.                                                 Page

(1)(a)   Form of Dealer-Manager Agreement between
         Boston Capital Services, Inc. and the
         Registrant (including, as an exhibit
         thereto, the form of Soliciting Dealer
         Agreement)

(2)(a)   Second Amended and Restated Articles of
         Partnership In Commendam of Edgewood
         Apartments Partnership, A Louisiana
         Partnership In Commendam

(2)(b)   Certification and Agreement relating to
         Edgewood Apartments Partnership, A Louisiana
         Partnership In Commendam

(4)(a)   Agreement of Limited Partnership of the
         Partnership

(16)     None

(17)     None

(21)     None

(24)     None

(25)     None

(28)     None

SIGNATURES

	Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  April 29, 1998


                              BOSTON CAPITAL TAX CREDIT FUND
                              IV L.P.


                              By:	Boston Capital Associates
                                  IV L.P.,
	                                 its General Partner

	                                 By:	C&M Associates,
                                      d/b/a Boston
                                      Capital Associates,
                                      its General Partner

                                      By:  /s/Herbert F. Collins
                                          Herbert F. Collins, Partner